Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                            Fiber Optic Use Agreement

                                     between

                                  FiveCom, Inc.

                                       and

                                  BecoCom, Inc.

                                  July 2, 1998

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                            Fiber Optic Use Agreement
                                Table of Contents

1.       PREAMBLE.................................................................................................1
2.       BACKGROUND...............................................................................................1
3.       DEFINITIONS..............................................................................................3
4.       FIVECOM FIBERS...........................................................................................5
                  4.1      Content and Route......................................................................5
                           -----------------
                  4.2      Specifications, Codes and Spaces.......................................................6
                           --------------------------------
                  4.3      Access to Third Parties and Third Party Connections....................................6
                           ---------------------------------------------------
                           (a)      Connections...................................................................6
                           (b)      Responsibility for Connections................................................6
                  4.4      Vendors................................................................................7
                           -------
                  4.5      FiveCom Facilities and Equipment.......................................................7
                           --------------------------------
                  4.6      Marketing and Sales....................................................................7
                           -------------------
5.       SCHEDULE.................................................................................................7
                  5.1      Completion Date........................................................................7
                           ---------------
                  5.2      Penalty for Late Delivery..............................................................7
                           -------------------------
                  5.3      Testing................................................................................8
                           -------
                  5.4      Review of the Test Results.............................................................8
                           --------------------------
                  5.5      Completion of Remaining Fibers.........................................................9
                           ------------------------------
6.       DELIVERABLES.............................................................................................9
                  6.1      Description............................................................................9
                  6.2      Delivery Times.........................................................................9
7.       TERM.....................................................................................................9
                  7.1      Term...................................................................................9
                           ----
                  7.2      Identification of FiveCom Fibers.......................................................9
                           --------------------------------
                  7.3      Use of the FiveCom Fibers.  ...........................................................9
                           -------------------------
                  7.4      Nonexclusivity........................................................................10
                           --------------
                  7.5      Right Subject to Utility Agreement.  .................................................10
                           ----------------------------------
8.       USE FEES................................................................................................11
                  8.1      Base Fiber Payments...................................................................11
                           -------------------
                  8.2      Revenue Sharing Payments..............................................................11
                           ------------------------
                  8.3      Location Fee..........................................................................13
                           ------------
                  8.4      When Due..............................................................................13
                           --------
9.       MAINTENANCE AND REPAIR..................................................................................13
                  9.1      BecoCom Obligation....................................................................13
                  9.2      Maintenance.  ........................................................................14
                           (a)      Emergency Maintenance........................................................14
                           (b)      Routine Maintenance..........................................................14
                           (c)      Notice.......................................................................14
                  9.3      Replacement Fiber.....................................................................14
                           -----------------
                           (a)      Initial Term [**]............................................................14
                                    -------------------------------
                           (b)      Initial Term [**]............................................................15
                                    --------------------------------
                           (c)      After Initial Term or Expansion of Cable.....................................15
                                    ----------------------------------------


                                       ii


10.      COVENANTS; REPRESENTATIONS..............................................................................16
                  10.1     BecoCom Covenants.....................................................................16
                           -----------------
                  10.2     BecoCom Representations...............................................................16
                           -----------------------
                  10.3     FiveCom Representations...............................................................16
                           -----------------------
11.      OWNERSHIP AND TAXES.....................................................................................16
                  11.1     Title.................................................................................16
                           -----
                  11.2     Income Taxes..........................................................................17
                           ------------
                  11.3     Reporting of Income Taxes.............................................................17
                           -------------------------
                  11.4     Sales Taxes...........................................................................17
                           -----------
                  11.5     Franchise, Property and Other Taxes or Fees...........................................18
                           -------------------------------------------
                  11.6     Levy..................................................................................18
                           ----
                  11.7     Reversion.............................................................................18
                           ---------
12.      LIMITATION ON LIABILITY.................................................................................18
                  12.1     Exclusion of  Certain Types of Damages................................................18
                           --------------------------------------
                  12.2     Limitation on BecoCom Damages.........................................................19
                           -----------------------------
                  12.3     Limitation on FiveCom Damages.........................................................19
                           -----------------------------
                  12.4     No Limitation on Third Party Actions..................................................19
                           ------------------------------------
13.      INDEMNIFICATION.........................................................................................19
                  13.1     By BecoCom............................................................................19
                           ----------
                  13.2     By FiveCom............................................................................20
                           ----------
                  13.3     Indemnity Obligation..................................................................21
                           --------------------
14.      FORCE MAJEURE...........................................................................................21
                  14.1     Force Majeure Events..................................................................21
                           --------------------
                  14.2     Abatement of Force Majeure............................................................21
                           --------------------------
                  14.3     Suspension Pending Force Majeure......................................................22
                           --------------------------------
                  14.4     Labor Disputes........................................................................22
                           --------------
15.      GOVERNMENT APPROVALS, PERMITS AND CONSENTS..............................................................22
                  15.1     FiveCom Obligations...................................................................22
                  15.2     BecoCom Obligations...................................................................23
16.      RELOCATION..............................................................................................24
                  16.1     Relocation for Third Parties..........................................................24
                           ----------------------------
                  16.2     Relocation for FiveCom................................................................24
                           ----------------------
                  16.3     Return of Removed Material............................................................25
                           --------------------------
17.      EARLY TERMINATION.......................................................................................25
                  17.1     Early Termination of Agreement........................................................25
                           ------------------------------
                  17.2     Termination of a Portion of the Route.................................................26
                           -------------------------------------
                  17.3     Alternate Capacity and Facilities.....................................................26
                           ---------------------------------
                  17.4     Effect of Termination.................................................................27
                           ---------------------
18.      CONDEMNATION............................................................................................27
                  18.1     Condemnation of FiveCom Fibers........................................................27
                           ------------------------------
                  18.2     Condemnation of Other Portions of the FiveCom Network.................................27
                           -----------------------------------------------------
                  18.3     Notice; No Sale.......................................................................28
                           ---------------
19.      RELATED AGREEMENTS......................................................................................28
                  19.1     NEES Com/FiveCom Agreement............................................................28
                           --------------------------
                  19.2     Initial Unavailability................................................................28
                           ----------------------
                  19.3     Subsequent Unavailability.............................................................28
                           -------------------------


                                      iii


20.      PROPRIETARY INFORMATION.................................................................................29
                  20.1     Obligation to Maintain as Confidential................................................29
                  20.2     Obligations Concerning Proprietary Information........................................29
                           (a)      General Restrictions.........................................................29
                                    --------------------
                           (b)      Additional Marking Requirements..............................................30
                                    -------------------------------
                           (c)      Exceptions...................................................................30
                                    ----------
                           (d)      Disclosures..................................................................31
                                    -----------
21.      DEFAULT.................................................................................................31
                  21.1     By FiveCom............................................................................31
                  21.2     By BecoCom............................................................................31
22.      NOTICES.................................................................................................32
                  22.1     Addresses.............................................................................32
                           ---------
                  22.2     Means.................................................................................32
                           -----
                  22.3     Informal Communications...............................................................33
                           -----------------------
23.      DISPUTE RESOLUTION......................................................................................33
24.      LIENS...................................................................................................34
25.      INSURANCE...............................................................................................35
26.      ASSIGNMENT..............................................................................................36
                  26.1     No Assignment.........................................................................36
                           -------------
                  26.2     Right to Pledge Agreement and Transfer Property.......................................36
                           -----------------------------------------------
                  26.3     Agreement Binding; Assignees..........................................................36
                           ----------------------------
27.      MISCELLANEOUS...........................................................................................36
                  27.1     Headings..............................................................................37
                           --------
                  27.2     No Third Party Beneficiaries..........................................................37
                           ----------------------------
                  27.3     Amendments; Waivers...................................................................37
                           -------------------
                  27.4     Entire Agreement......................................................................37
                           ----------------
                  27.5     No Joint Venture......................................................................37
                           ----------------
                  27.6     Governing Law.........................................................................37
                           -------------
                  27.7     Survival..............................................................................37
                           --------
                  27.8     No Recording..........................................................................38
                           ------------
                  27.9  Publicity................................................................................38
                        ---------



EXHIBITS
Exhibit 2                  Route
Exhibit 4.1                Preliminary Route/Engineering Diagram
Exhibit 4.2                Fiber Specifications
Exhibit 4.3(a)             Connection/Demarcation Points
Exhibit 5.3                Acceptance Test Plan
Exhibit 6.1                BecoCom Deliverables
Exhibit 8.2                Annual Report
Exhibit 9.2(a)                 Emergency Maintenance Standards
Exhibit 9.2(b)                 Routine Maintenance Standards
Exhibit 16.2                   Request for Relocation
Exhibit 22.3                   Contact List

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                            FIBER OPTIC USE AGREEMENT


1. PREAMBLE. Effective July 2, 1998, BecoCom, Inc. ("BecoCom") and FiveCom, Inc. ("FiveCom") (collectively "Parties", singularly, "Party") agree as follows:

2. BACKGROUND. FiveCom has or is developing a fiber optic system from Hudson, NH to Maine and from Hudson, NH to Massachusetts, Connecticut, and New York ("FiveCom System"). To the FiveCom System, FiveCom wishes to add a fiber optic network ("FiveCom Network") from Hudson, NH to Boston and Cambridge, [**] to a FiveCom Point of Presence ("POP") to be built at [**]. The [**]. FiveCom, BecoCom, and NEES Communications, Inc. ("NEESCom") wish to jointly build their respective portions of this network under the terms of separate agreements between FiveCom and BecoCom and between FiveCom and NEESCom. The purpose of the FiveCom Network is to provide telecommunications capacity between Hudson, NH and the Boston metropolitan area.

The FiveCom Network is described as follows: [**], is to be installed from the [**], an underground fiber optic cable, consisting of [**], is to be installed. From the [**] an underground fiber optic cable, consisting of [**], is to be installed connecting the [**] POPs described above, and returning to the [**].
Exhibit 2 depicts the FiveCom Network.

FiveCom, BecoCom, and NEESCom are each responsible for constructing a portion of this Network. These portions are defined by the following demarcation points:

         FiveCom - NEES Com Demarcation Point: This is defined as the splice box to be located on the [**].

         NEES Com - BecoCom Demarcation Point: This is defined as a mid-span point located above the town line between Burlington (BECo service territory) and Billerica (NEP service territory). This demarcation occurs between Transmission Line [**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         [**]. Because this demarcation point is mid-span, joint or closely coordinated construction of the NEES Com and BecoCom [**] facilities must occur.

         FiveCom - BecoCom Demarcation Points: the "FiveCom - BecoCom Demarcation Point `A'" is defined as a mutually acceptable location along the Cambridge - Somerville city line, depending upon the exact route taken for the fiber optic cable installed between the FiveCom POP and Bent Street. The "FiveCom - BecoCom Demarcation Point `B'" is defined as a mutually acceptable location along the Cambridge - Boston city line, depending upon the exact route taken for the fiber optic cable installed between the [**].

         There will be additional demarcation points at the FiveCom POP and at each of the four carrier locations specified above. At each location, the Demarcation Point is defined as a splice box or patch panel installed in a mutually acceptable manner. If approval of the building owner is required, FiveCom shall be responsible for securing any necessary co-location rights.

         Having established the demarcation points, each portion of the Network can be described as follows:

         NEES Com Portion: A [**] fiber optic cable between the FiveCom - NEES Com Demarcation Point and the NEES Com - BecoCom Demarcation Point.

         BecoCom Portion: (a) A [**] fiber optic cable between the NEES Com - BecoCom Demarcation Point and the Demarcation Point at the FiveCom POP, plus (b) a [**] fiber optic cable from the Demarcation Point at the FiveCom POP to the FiveCom - BecoCom Demarcation Point "A", plus (c) a [**] fiber optic cable from the Demarcation Point at the FiveCom POP to the Demarcation Point at [**] to the Demarcation Point at [**] to the Demarcation Point at [**] to FiveCom - BecoCom Demarcation Point "B".

         FiveCom Portion: The initial electronics component of the FiveCom Portion is intended to be sufficient to operate (a) [**] between [**], and (b) [**] connecting the [**] carrier locations described above. FiveCom shall use its best commercial efforts install this electronic equipment within [**] after the Completion Date, and shall have some discretion to modify this electronic equipment to adjust to business conditions, but shall not eliminate or forgo a substantial portion of its capital investment responsibilities to install

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         electronic equipment without the approval of BecoCom. FiveCom may install additional electronic equipment at its option. The non-optronic component of the FiveCom Portion shall consist of (a) a [**] fiber optic [**] cable from the [**] to the FiveCom - NEES Com Demarcation Point, plus (b) a [**] fiber optic cable from the FiveCom - BecoCom Demarcation Point A" to [**] to the FiveCom - BecoCom Demarcation Point B," plus (c) any necessary wiring on the Non-Network Side of the applicable demarcation points described above.


This Agreement shall govern the construction and use of the BecoCom Portion of the FiveCom Network.

3.       DEFINITIONS.

         Acceptance Test Plan - see Section 5.3

         Affiliate - see Section 7.4

         Arbitration Act - see Section 23.3

         Arbitration Notice - see Section 23.3

         Arbitration Panel - see Section 23.3

         Award - see Section 23.3

         BECo - see Section 2

         BecoCom - see Section 2

         BecoCom/FiveCom Agreement - see Section 19.1

         BecoCom Portion - see Section 2

         Cable - see Section 4.1

         Cable Accessories - see  Section 4.1

         Completion Date - see Section 5

         Connections - see Section 4.3

         Deliverables - see Section 6

         Disclosing Party - see Section 20.1

         FiveCom - see Section 1

         FiveCom - BecoCom Demarcation Points - see Section 2

         FiveCom - BecoCom Demarcation Point AA" - see Section 2

         FiveCom - BecoCom Demarcation Point AB" - see Section 2

         FiveCom Fibers - see Section 4.1

         FiveCom - NEES Com Demarcation Point - see Section 2

         FiveCom Network - see Section 2

         FiveCom Portion - see Section 2

         FiveCom System - see Section 2

         Force Majeure Event - see Section 14.1

         Initial Term - see Section 7.1

         Minimum Number of Fibers - see Section 5.3

         NEES Com - BecoCom Demarcation Point - see Section 2

         NEES Com - see Section 1

         NEES Com Portion - see Section 2

         NEP - see Section 2

         NEP Fibers - see Section 4.1

         Network Side - see Section 4.3

         Non-Network Side - see Section 4.3

         Party(ies) - see Section 1

         Permitted Use - see Section 7.3

         POP - see Section 2

         Proprietary Information - see Section 20.1

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         Receiving Party - see Section 20.2(a)

         Respondent  - see Section 23.3

         Route - see Section 4.1

         Rules - see Section 23.3

         Specifications - see Section 4.2

         Structures - see Section 4.1

         Term - see Section 7.1

         Third Party - see Section 27.2

         Utility Agreement - see Section 4.1


4.       FIVECOM FIBERS.

         4.1      Content and Route.

         BecoCom will install, own and maintain a fiber optic cable (the "Cable") consisting of (a) a [**] fiber optic cable, consisting of [**] True Wave Lucent and [**] Lucent single mode fibers between the NEES Com - BecoCom Demarcation Point and the Demarcation Point at the [**], plus (b) a [**] fiber fiber optic cable, consisting of [**] Lucent True Wave fibers and [**] Lucent single mode fibers, from the Demarcation Point at the [**] to the FiveCom - BecoCom Demarcation Point "A," plus (c) a [**] fiber fiber optic cable, consisting of [**] Lucent True Wave fibers and [**] Lucent single mode fibers, from the Demarcation Point at the FiveCom POP to the Demarcation Point at [**], to the Demarcation Point at [**] to the Demarcation Point at [**] to the FiveCom
- BecoCom Demarcation Point "B" (the "FiveCom Fibers"), such route being depicted in detail in Exhibit 2 ( the "Route"). The Route begins at the NEES Com
- BecoCom Demarcation Point, and proceeds along transmission lines owned by [**], and then on to [**], terminating at the Demarcation Points described above. Any fibers installed as part of the Cable in excess of the FiveCom Fibers described above will be retained by BecoCom or its Affiliates (the "BecoCom Fibers"). will be retained by BecoCom or its Affiliates "BecoCom Fibers").

         As reflected in Exhibit 4.1, BecoCom shall install the Cable on or in utility transmission structures, subtransmission structures, and associated civil

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

works located on or in utility easements, street licenses, and/or rights-of-way (collectively, "Structures"), [**] and BecoCom shall employ attachment and suspension hardware, splice enclosures and other components necessary either for the placement of the Cable underground or overhead or for the continuity of the fiber filaments on or within the Structures (collectively, "Cable Accessories").

         4.2 Specifications, Codes and Spaces. BecoCom shall install and maintain the FiveCom Fibers in a manner that satisfies the technical specifications (the "Specifications") set forth in Exhibit 4.2, subject to variations that may be mutually agreed to from time to time by FiveCom and BecoCom, and shall comply in all material respects with all legally required building, construction and safety codes, as well as all other applicable federal, state and local laws, legally required codes, ordinances, statutes and regulations.

         4.3      Access to Third Parties and Third Party Connections.

         (a) Connections. All the points of connection, including the demarcation points described in Section 2 ("Connections") of the BecoCom Portion of the FiveCom Network to other parts of the FiveCom System are specified in Exhibit 4.3(a). Upon mutual agreement of the Parties to add new Connections, the Parties shall reflect any new Connections in an amendment to
                  Exhibit 4.3(a).

         (b) Responsibility for Connections. Unless otherwise agreed by the Parties, BecoCom shall pay for, install, construct, maintain, secure rights of way and easements for and otherwise be responsible for all equipment on the side of the Connection on which the BecoCom Portion exists ("Network Side") including without limitation any liabilities associated with such equipment, and FiveCom shall pay for, install, construct, maintain, secure rights of way and easements for and otherwise be responsible for all equipment on the other side of the Connection ("Non-Network Side") including without limitation any liabilities associated with such equipment. FiveCom shall ensure that the equipment on the Non-Network Side shall not conflict physically or otherwise interfere with joint users of the Cable, Cable Accessories, Structures or any other property needed in the installation, construction, maintenance or use of the Cable. With respect to any equipment on the Non-Network Side, FiveCom or its customer shall obtain any necessary approvals from the owners of any property as to any use thereof by FiveCom or its customers, and for the physical location of, installation, maintenance and operation of equipment, and FiveCom shall provide to BecoCom evidence of all necessary approvals and permits by such owners and any applicable government authority.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         4.4 Vendors. FiveCom shall have the right to review and approve, which approval will not be unreasonably withheld or delayed, BecoCom's major vendors/suppliers/manufacturers of materials to be used in the installation and construction of the Cable.

         4.5 FiveCom Facilities and Equipment. Pursuant to FiveCom's existing Agreement with Northeast Utilities dated February 27, 1998, FiveCom shall use its best commercial efforts to complete construction and installation of the FiveCom Portion and to achieve completion with respect to the FiveCom Portion as described in Section 2 by [**].

         4.6 Marketing and Sales. FiveCom shall conduct marketing and sales activities as part of its business to secure customers for the FiveCom Fibers, and shall use its best commercial efforts throughout the Term to maximize the revenues generated by the FiveCom Fibers.

5.       SCHEDULE.

         5.1 Completion Date. BecoCom shall use best commercial efforts to complete construction and installation and to ensure that the Completion Date of the FiveCom Fibers occurs on or before [**]. Unless otherwise determined under Sections 5.3 or 5.4 below, the Completion Date shall be [**].

         5.2 Penalty for Late Delivery. For each day after [**] until the Completion Date or the date this Agreement is terminated, BecoCom will pay to FiveCom an amount equal to the sum of (a) [**] between the FiveCom - BecoCom Demarcation Point "A", the [**], and the FiveCom - BecoCom Demarcation Point "B" that does not meet the Specifications, plus (b) [**] and the NEESCom - BecoCom Demarcation Point, that does not meet the Specifications. As an illustration, if none of the FiveCom Fibers described above meet the Specifications, BecoCom will pay FiveCom [**] per day. Notwithstanding the foregoing, BecoCom shall not be obligated to make the payment provided in the preceding sentence to the extent that FiveCom fails, at any time when such payment would otherwise be due, to have completed installation of, and have available for use or use by others, an equivalent amount of the non-optronic portion of the FiveCom Portion as discussed in Section 4.5 above, or otherwise fails to use its best commercial efforts to install the optronic portion of the FiveCom Portion, as described in
Section 2. If the delay in providing at least the number of fibers required for Completion Date to occur continues until [**], then either party in its sole discretion shall have the right to terminate this Agreement, provided

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


that any such termination shall not affect whatever rights either party had obtained under this Agreement prior to such termination.

         5.3 Testing. The Completion Date shall be deemed to be the date that BecoCom has installed the Cable called for in Section 4.1 along the BecoCom Portion of the Route as described in that Section and that (a) at least [**] of the [**] fibers in the BecoCom Portion between the FiveCom - BecoCom Demarcation Point "A", the [**], and the FiveCom - BecoCom Demarcation Point "B" meet the Specifications, and (b) at least [**] of the [**] fibers in the BecoCom Portion between [**] and the NEES Com - BecoCom Demarcation Point meet the Specifications ("Minimum Number of Fibers"). Compliance of the FiveCom Fibers with the Specifications shall be determined specifically by testing in accordance with the Acceptance Test Plan ("ATP") described in Exhibit 5.3. BecoCom shall provide FiveCom with written notice of the commencement of the acceptance testing at least [**] prior to that commencement. Subject to the restrictions, terms and conditions of the Utility Agreement, FiveCom shall have the right to have representatives present to observe any tests conducted by BecoCom as part of the ATP. BecoCom shall be responsible for testing the BecoCom Portion of the FiveCom Network, and FiveCom shall be responsible for testing the entire FiveCom Network on an end-to-end basis. If the end-to-end test reveals that a particular piece of equipment (including fiber strands and splices) fails to satisfy the Specifications, the party responsible for such installation shall be responsible for fixing it. The failure of FiveCom to complete satisfactorily the end-to-end testing of the entire FiveCom Network shall not relieve FiveCom of its obligations to make payment under Section 8, unless the failure is due to a breach by BecoCom of this Agreement.

         5.4 Review of the Test Results. Within [**] of the conclusion of the ATP, BecoCom shall provide FiveCom with test results certified by BecoCom in accordance with the ATP and pursuant to Exhibit 4.2, Item 3.0. If the certified test results establish that the FiveCom Fibers satisfy the Specifications, and if FiveCom shall not object to such conclusion within [**] of its receipt of such results, then the date of the completion of the ATP testing shall be deemed to be the Completion Date. If FiveCom shall so object, it shall provide to BecoCom sufficient technical details of its objection within such [**] period. If BecoCom disagrees with FiveCom's objections, then the dispute shall be submitted to the neutral expert mutually agreed by the Parties for resolution within [**], or if the Parties cannot agree on a neutral expert, then the dispute will be resolved by arbitration pursuant to Section 23. The neutral expert or arbitration panel, as the case may be, shall resolve the dispute and determine the Completion Date, including whether or not any amount is payable pursuant to Section 5.2 or Section 8. Use of the FiveCom Fibers, or any subset thereof, by FiveCom for any purpose other than testing as provided herein shall constitute acceptance of

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


the fibers so used by FiveCom, and the Completion Date shall be deemed to have occurred with respect to such fibers.

         5.5 Completion of Remaining Fibers. In the event that the Completion Date is declared based on BecoCom's delivery of the Minimum Number of Fibers, but less than all [**] FiveCom Fibers described in Section 4.1, then, if requested by FiveCom, BecoCom shall use commercially reasonable efforts to ensure that FiveCom has access to capacity equal to the full number of fiber optic strands described in Section 4.1 that meet the Specifications at the earliest practicable date after the Completion Date.

6.       DELIVERABLES.

         6.1 Description. Within the time periods specified in Section 6.2, BecoCom shall deliver to FiveCom the items listed in Exhibit 6.1 (the "Deliverables").

         6.2 Delivery Times. The Deliverables shall be supplied within sixty
(60) days following the Completion Date, except for the items listed in Exhibit
6.1 as being delivered at other specified times. BecoCom shall provide five (5) copies of all material delivered to FiveCom pursuant to this Section 6.

7.       TERM.

         7.1 Term. Subject to the terms and conditions set forth in this Agreement and the restrictions, terms and conditions of the Utility Agreement, BecoCom hereby grants to FiveCom an indefeasible and noncancelable license or right to use (IRU) the FiveCom Fibers for a term commencing on the Completion Date and continuing for an initial term of twenty (20) years ("Initial Term"), unless sooner terminated in accordance with the terms of this Agreement. Subject to BecoCom's rights and obligations under the Utility Agreement, FiveCom shall have the right to negotiate with BecoCom for an extension of this Agreement for up to two (2) consecutive five-year periods, on an "as-is" basis, commencing at the expiration of the Initial Term. The Initial Term and any subsequent extension are referred to in this Agreement as the "Term."

         7.2 Identification of the FiveCom Fibers. The number, identity, and location of FiveCom Fibers shall be set forth in a schedule that will be one of the Deliverables to be provided under Section 6. FiveCom shall only have the right to use the fiber optic filaments within the Cable designated as FiveCom Fibers on that Deliverable, and the remaining fiber optic filaments within the Cable shall be designated as BecoCom or BECo Fibers, as determined by BecoCom.

         7.3 Use of the FiveCom Fibers. FiveCom's IRU with respect to the FiveCom Fibers is solely for FiveCom's use in providing fiber optic facilities to its

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


customers for [**]. Specifically, the Permitted Use shall [**]. FiveCom shall exercise such right solely to provide facilities to its customers for the Permitted Use in accordance with this Agreement and applicable state, local, and federal laws and regulations, consistent with FiveCom's obligations in Section 15.

         7.4 Nonexclusivity. Although FiveCom's right to use the FiveCom Fibers shall be exclusive, FiveCom's use of other portions of the Cable, Cable Accessories, Structures or any related facilities of BecoCom or its Affiliates under this Agreement shall be nonexclusive and limited to the use necessary for incidental support and/or placement of the FiveCom Fibers. Nothing in this Agreement shall be construed as limiting or restricting BecoCom or its Affiliates in any manner from using the Cables, Cable Accessories and the Structures, or any other facilities, easements and/or rights of way for the installation of additional fiber optic cables, for use as telecommunications facilities, or for any other purpose; provided, that BecoCom or its Affiliates shall not use the BecoCom Fibers for the Permitted Use for their customers. For purposes of this Agreement, the term "Affiliate" shall mean: (a) any entity controlling, controlled by or under common control with a Party, directly or indirectly, or (b) any entity which is a successor to a Party or any of the foregoing entities by merger, consolidation or otherwise.

         7.5 Right Subject to Utility Agreement. FiveCom acknowledges that BecoCom's ability to grant an IRU to FiveCom for the FiveCom Fibers pursuant to this Section 7 shall at all times be subject to BecoCom's rights and obligations under the Utility Agreement; provided, however, that this Agreement shall be subject to subsequent amendments to the Utility Agreement if each of the following conditions has been satisfied: (i) copies of such amendment have been given to FiveCom, (ii) such amendments [**] (iii) [**] has provided FiveCom [**], and (iv) [**] related to the amendment of the Utility Agreement. By virtue of this Agreement, FiveCom shall have no greater rights with respect to the location and use of the FiveCom Fibers than BecoCom has under the Utility Agreement, and FiveCom's IRU is expressly limited by any applicable restrictions in the Utility Agreement. BecoCom shall not be liable for any acts or omissions by BecoCom, its employees or Affiliates that interfere with or otherwise affect FiveCom's use of the FiveCom Fibers to the extent such acts or omissions are required by the Utility Agreement, including without limitation

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


acts or omissions that deny the use of, alter or remove the Cable, Cable Accessories and Structures to preserve the Affiliate's ability to provide safe and reliable electric service. BecoCom agrees to use its best commercial efforts to enforce and to exercise its rights under the Utility Agreement to facilitate the performance of this Agreement.

8.       USE FEES.

         8.1 Base Fiber Payments. Commencing on the Completion Date pursuant to section 5, FiveCom shall pay to BecoCom the following amount [**]: The sum of (i) [**] for each of the [**] fibers available in compliance with this Agreement for FiveCom use between the FiveCom - BecoCom Demarcation Point "A", the [**], and the FiveCom - BecoCom Demarcation Point "B", plus (ii) [**] for each of the [**] fibers available in compliance with this Agreement for FiveCom use between [**] and the NEES Com - BecoCom Demarcation Point, plus (iii) the Excess Location Fee provided for in Section 8.3, Sales Taxes provided for in Section 11.4, and the Franchise, Property, and Other Taxes and Fees provided for in Section 11.5.

         As an illustration, if all of the fiber capacity described in Section 2 as the BecoCom Portion of the network is available in compliance with this Agreement, the monthly payment should equal [**], exclusive of any Excess Location Fee specified in Section 8.3, Sales Taxes specified in section 11.4, and Franchise, Property, and Other Taxes and Fees specified in section 11.5. For purposes of this Section 8. only, the determination whether fibers are "available in compliance with this Agreement for FiveCom use" shall include (i) the determination that FiveCom has, or had, at the relevant time, Third Party customers who would use, or would have used, the fibers, but for their failure to comply with the Specifications, or (ii) the determination that FiveCom would have received revenues from such fibers, but for their failure to comply with the Specifications. Nothing herein shall affect any obligation of BecoCom with respect to any fibers that do not meet Specifications pursuant to any other provision of this Agreement.

         8.2 Revenue Sharing Payments. In addition to the payments called for by
Section 8.1, FiveCom shall pay to BecoCom a portion of the quarterly gross revenue derived by FiveCom from the sale, use or lease of the FiveCom Fibers by FiveCom as follows:

         (a) FiveCom shall determine quarterly the sum of (i) 100% of the gross revenue received by it and (ii) a pro rata share of the gross revenue received by FiveCom for each transmission that uses only the FiveCom Network shall be determined based

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                  on the relative length in miles of the transmission route on the FiveCom Network as compared to the length of the transmission route in miles of the FiveCom System,

         (b) [**] under Section 8.2(a) the following: (i) [**] of the [**] to Third Parties related to transmission that uses only the FiveCom Network and a [**] to Third Parties related to any other transmission that uses the FiveCom Network shall be determined based on the relative length in miles of the transmission route on the FiveCom Network as compared to the length of the transmission route in miles of the FiveCom System, provided that the [**]; (ii) [**] above levels as described in Section 8.3; (iii) Sales Taxes as described in
                  Section 11.4: (iv) Franchise, Property and Other Taxes or Fees as described in Section 11.5 and any other similar taxes and fees incurred directly by FiveCom; and (v) any deduction authorized by Sections 8.2(b)(ii) through 8.2(b)(iv) above that was [**] described in Section 8.2(a) above because at a time when it would have been [**]

         (c) determine whether the net amount determined in Sections 8.2(a) and 8.2(b) [**], and if it does so exceed such amount,

         (d) apportion such excess among FiveCom, NEES Com and BecoCom based upon the following percentages:

                                    [**]       for NEES Com
                                    [**]       for BecoCom
                                    [**]       for FiveCom

         (e) The amount determined [**] to BecoCom within 45 of the end of each three month period for which such amounts are determined.

         (f) FiveCom shall provide BecoCom with an annual report of telecommunications contracts and revenues that follows substantially the form provided in Exhibit 8.2 hereto. FiveCom shall provide annually, subject to a mutually agreed confidentiality agreement, to BecoCom's auditors FiveCom's contracts, books and records to ensure that its payments pursuant to this Section 8.2 accurately reflect FiveCom's [**]. FiveCom shall

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                  reimburse BecoCom for its costs of such audits, unless the audit reveals a discrepancy in the amount of [**] determined by FiveCom is less than [**], in which case BecoCom shall pay for the audit. In addition, subject to a mutually agreed confidentiality agreement, the respective presidents of NEES Com and BecoCom shall be permitted to review FiveCom's contracts, books and records to ensure that its payments pursuant to this Section 8.2 accurately reflect [**].

         (g) [**] pursuant to Section 8.2(b)(v) above is for the sole purpose of [**] under this Section 8.2, and shall not create any obligation in BecoCom to make payments to FiveCom with respect to any amounts [**].

         8.3 [**] Fee. The amount payable under Section 8.1, include a [**] the FiveCom Fibers, as specified Paragraphs 1(b) and 1(c) of Schedule 6.1, [**], without regard to future amendments of that provision [**]. In addition to the [**], FiveCom shall pay [**] provided that (i) such [**]; (ii) [**] has provided FiveCom [**] and (iii) [**].

         8.4 When Due. Except as provided in Section 8.2(e) above, FiveCom shall make all payments required by this Section 8 and any additional amounts payable to BecoCom within [**] of the last day of each month in which the FiveCom Fibers are made available to FiveCom.

9.       MAINTENANCE AND REPAIR.

         9.1 BecoCom's Obligation. All routine maintenance and repair functions and emergency maintenance and repair functions, including "one-call" responses and cable locate services, for the FiveCom Fibers shall be provided by BecoCom, [**], as described in Exhibits 9.2(a) and 9.2(b). Subject to any restrictions, terms and conditions in the Utility Agreement and any applicable safety standards, FiveCom shall have the right to have a representative available, at FiveCom's expense, to witness BecoCom in any maintenance or repair of the FiveCom Fibers.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         9.2 Maintenance. (a) Emergency Maintenance. As provided in Exhibit 9.2(a), BecoCom shall use best commercial efforts to respond within [**] to any failure, interruption or impairment in the operation of the FiveCom Fibers after receiving a report from FiveCom of any such failure, interruption or impairment. Subject to the restrictions, terms and conditions of the Utility Agreement, BecoCom shall use best commercial efforts to correct any failure, interruption or impairment in the operation of the FiveCom Fibers as expeditiously as possible in accordance with the procedures set forth in Exhibit 9.2(a). When trouble is encountered on the FiveCom Fibers, FiveCom, to assist BecoCom in its maintenance activities, will (i) use best commercial efforts to migrate its customers' communications or other services that had been provided on the damaged FiveCom Fibers to any available undamaged FiveCom Fibers, (ii) diagnose the trouble through OTDR testing, if possible, and (iii) ascertain and notify BecoCom of the location address to the nearest cross street.

         (b) Routine Maintenance. BecoCom will schedule and perform the maintenance and repair checks and services as set forth in
                  Exhibit 9.2(b) on the FiveCom Fibers, at BecoCom's reasonable discretion and with adequate advance notice to FiveCom and, from time to time, at FiveCom's reasonable request. FiveCom may request reasonable routine maintenance by delivering to BecoCom, [**], a statement detailing the maintenance checks and services FiveCom desires to be performed on the FiveCom Fibers.

         (c) Notice. BecoCom shall provide FiveCom with [**] for all routine maintenance and repair functions by notifying FiveCom's national Transmission Surveillance Center at 1-800-891-5080. In the event of an emergency, FiveCom shall be notified at this number as soon as the emergency is discovered.

         9.3      Replacement Fiber.

         (a) Initial Term [**]. In the event all or any part of the FiveCom Fibers shall require replacement during [**] of the Initial Term of this Agreement as a result of their failure to satisfy the Specifications, such replacement shall be made as soon as reasonably practical, [**]. If replacement of the FiveCom Fibers is required in accordance with the preceding sentence, BecoCom shall give FiveCom written notice of such replacement as soon as reasonably practical before the replacement optical fiber cable is ordered from the manufacturer. This

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                  obligation to replace only applies to the number of FiveCom Fibers that meet the Specifications on the Completion Date plus any additional fiber optic strands made available for use to FiveCom pursuant to Section 5.5.

         (b) Initial Term [**]. [**] of the Initial Term of this Agreement, the costs of replacing the FiveCom Fibers shall be shared in accordance with the following schedule:


                          Year              BecoCom's       FiveCom's
                                             Share (%)       Share (%)
                          [**]                                 [**]
                                              [**]
                          [**]                                 [**]
                                              [**]
                          [**]                                 [**]
                                              [**]
                          [**]                                 [**]
                                              [**]
                          [**]                                 [**]
                                              [**]
                          [**]                                 [**]
                                              [**]
                          [**]                                 [**]
                                              [**]
                          [**]                                 [**]
                                              [**]
                          [**]                                 [**]
                                              [**]
                          [**]                                 [**]
                                              [**]

                  Provision for any federal, state or local taxes and the Tax Impact of such taxes incurred by BecoCom as a result of FiveCom's payment of FiveCom's share shall be added to FiveCom's share. For purposes of this Agreement, "Tax Impact" means federal, state and local income taxes incurred on reimbursement of federal, state and local income taxes. This amount shall be reduced by the net present value of tax benefits receivable on future tax depreciation deductions for the replacement fibers. In addition, this amount shall be reduced by the tax benefit due to any acceleration of tax depreciation deductions for FiveCom Fibers replaced. FiveCom shall have the option of not replacing the failed fibers, or of terminating the Agreement prior to the end of the Initial Term of this Agreement in lieu of sharing in the cost of replacing the FiveCom Fibers; provided that FiveCom may exercise this right to terminate only if, prior to any replacement, less than the Minimum Number of Fibers meet the Specifications.

         (c) After Initial Term or Expansion of Cable. If FiveCom and BecoCom mutually agree and if permitted under the Utility Agreement, BecoCom may provide replacement fiber after the Initial Term or may replace all or a portion of the existing Cable with a new cable having an increased number of fiber optical strands for FiveCom's use; provided that such replacement shall be installed at FiveCom's incremental cost (including provision for any related federal, state, or local taxes on a grossed-up basis) and under terms mutually agreed to by FiveCom and BecoCom.

10.      COVENANTS; REPRESENTATIONS.

         10.1 BecoCom's Covenants. BecoCom covenants that the FiveCom Fibers shall at all times be in compliance with and operate within the parameters of the Specifications; provided, however, that FiveCom's sole and exclusive remedy for breach of such covenant shall consist of the enforcement of BecoCom's obligations under Section 9; and provided further that BecoCom's liabilities to FiveCom and its customers shall at all times be limited as provided in Section 12.

         10.2 BecoCom Representations. Subject to the restrictions, terms and conditions provided under the Utility Agreement, BecoCom represents and warrants to FiveCom that it has the right, and the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by BecoCom have been duly and validly authorized by all necessary corporate action on the part of BecoCom. BecoCom shall use its best commercial efforts to obtain the necessary government approvals required by it to have constructed and to grant an IRU to FiveCom in the FiveCom Fibers. BecoCom represents that the Structures and the Cable Accessories used for the installation of the FiveCom Fibers are not subject to the lien of any indenture, mortgage, or similar consensual security interest granted by BecoCom or its Affiliates.

         10.3 FiveCom Representations. FiveCom represents and warrants to BecoCom that it has the right, and the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by FiveCom have been duly and validly authorized by all necessary corporate action on the part of FiveCom. In addition, FiveCom represents and warrants to BecoCom that: (1) it owns or has secured the rights to use fiber optic cable in addition to the FiveCom Fibers specified herein necessary to complete the entire FiveCom Network; and (2) it shall use its best commercial efforts to obtain the necessary government approvals required by it to use and operate the FiveCom Fibers for its customers.

11.      OWNERSHIP AND TAXES.

         11.1 Title. Title to the FiveCom Fibers, BecoCom Fibers, Cable, Cable Accessories, any property installed or constructed on Structures, and

Structures shall be held by BecoCom or its Affiliates. FiveCom's rights hereunder shall be deemed an Indefeasible license or Right to Use (IRU) the FiveCom Fibers, subject to the terms of this Agreement. Neither the IRU nor other provision of FiveCom Fibers or any other facilities or services by BecoCom to FiveCom, nor the payment by FiveCom to BecoCom of the fees pursuant to
Section 8 shall constitute, create or vest any leasehold, easement or any other ownership or property rights in the nature of ownership in the Structures, FiveCom Fibers, Cable, Cable Accessories or other facilities, except for the rights set forth in this Agreement.

         11.2 Income Taxes. FiveCom and BecoCom agree that, except as provided in Sections 9.3(b), 11.5, 16.1 and 16.2 of this Agreement, each Party will be responsible for paying its own existing or future federal, state and local income, franchise and/or other similar existing or future taxes imposed on business activities or entities. BecoCom and FiveCom agree that BecoCom will be responsible for paying any and all existing or future federal, state or local income taxes imposed on the receipt of payments made by FiveCom to BecoCom under this Agreement.

         11.3 Reporting of Income Taxes. FiveCom will not, for any income tax purposes, account for FiveCom Fibers as the owner thereof and is not entitled to and will not claim any depreciation deductions and/or other tax attributes, credits or benefits with respect to ownership of the FiveCom Fibers for purposes of federal, state and local income taxes. The Parties agree they will file all income tax returns and otherwise take all actions with respect to income taxes in a manner consistent with the foregoing.

         11.4     Sales Taxes.

         (a) BecoCom will be responsible for paying any and all existing or future sales, excise or other transfer or transactional taxes imposed or levied by any federal, state or local taxing authority on purchases of materials and/or equipment for use in construction of the Cable. FiveCom agrees to cooperate at BecoCom's expense in any proper claim of exemption or exclusion from such taxes which BecoCom may assert for such purchase; such cooperation shall include (but not be limited to) providing any required certificates and/or other documentation of such purchases to which it may be a party. FiveCom agrees to provide BecoCom with all documentation of any such purchases to which it may be a party and agrees that BecoCom has no obligation to reimburse FiveCom for any such taxes without such documentation.

         (b) FiveCom will be responsible for paying any and all existing or future sales, excise or other transfer or transactional taxes imposed or levied by any federal, state or local taxing authority on the fees provided for in Section 8 and/or other payments made by FiveCom to BecoCom for the use by FiveCom of FiveCom Fibers. BecoCom agrees to cooperate at FiveCom's expense in any proper claim of exemption or exclusion from such taxes which FiveCom may assert.

         11.5 Franchise, Property and Other Taxes or Fees. Upon notice from BecoCom to FiveCom, FiveCom shall promptly reimburse BecoCom for any increases in, or additions to, any existing federal, state or local excise, franchise, ad valorem, property or similar taxes, payments or payments in kind, or any similar fees such as franchise fees, license fees or user fees imposed on BecoCom, which increase or addition is attributable to the presence of FiveCom Fibers on Structures, Cable Accessories, and equipment. BecoCom agrees to cooperate with FiveCom to the extent FiveCom seeks to contest, by appropriate legal process, the assessment by the relevant governmental authority of any tax, fee or other charge for which FiveCom becomes liable hereunder; provided that such obligation to cooperate does not include the obligation of BecoCom (1) to participate in any tax contest on FiveCom's behalf; (2) to ensure that FiveCom has the right to initiate or to participate in such tax contest; or (3) to ensure that its Affiliates do not take positions in such tax contests that are inconsistent with FiveCom's position.

         11.6 Levy. FiveCom and BecoCom shall properly remit all tax payments in a timely manner to the applicable taxing authorities or governmental agencies and will not cause the Cable to be levied, attached, or otherwise encumbered by any taxing authority or governmental agency through any failure to remit such payments.

         11.7 Reversion. FiveCom's right to use the FiveCom Fibers shall revert to BecoCom, at no additional cost to BecoCom, upon termination of this Agreement. FiveCom's right to use any fibers within any portion of the Route shall revert to BecoCom, at no additional cost to BecoCom, upon the termination of that portion of the Route pursuant to Section 17.2.

12.      LIMITATION ON LIABILITY.

         12.1 Exclusion of Certain Types of Damages. Neither FiveCom nor BecoCom shall be liable to the other for any indirect, special, punitive, or consequential damages, or any lost business damages in the nature of lost revenues or profits (including, but not limited to any claim from any customer related to loss of service, except to the extent specifically contemplated in
Section 8.2 as a deduction from gross revenue) arising under this Agreement, or arising out of any act or omission of either Party hereto, its respective employees, agents or contractors. NOTHING IN THIS AGREEMENT SHALL MAKE EITHER PARTY LIABLE TO THE CUSTOMERS OR CONTRACTORS OF THE OTHER PARTY FOR ANY DAMAGES, WHETHER IN CONTRACT, TORT, OR OTHERWISE FOR ANY OF THE PARTIES' ACTS OR OMISSIONS ASSOCIATED WITH THIS AGREEMENT.

         12.2 Limitation on BecoCom Damages. Notwithstanding any other provision of this Agreement, the total amount of monetary damages to which BecoCom shall be subject by reason of this Agreement shall not exceed an amount equal to the greater of (a) $2.5 million, or (b) the sum of the amounts paid by FiveCom to BecoCom hereunder. Nothing herein shall be deemed a limitation on FiveCom's right to seek specific performance or injunctive relief for the breach of any obligation of BecoCom hereunder.

         12.3 Limitation on FiveCom Damages. Notwithstanding any other provision of this Agreement, the total amount of monetary damages to which FiveCom shall be subject by reason of this Agreement shall not exceed an amount equal to the greater of (a) $2.5 million, or (b) the sum of the amounts paid by FiveCom to BecoCom hereunder. Nothing herein shall be deemed a limitation on BecoCom's right to seek specific performance or injunctive relief for the breach of any obligation of FiveCom hereunder.

         12.4 No Limitation on Third Party Actions. Nothing contained in this Agreement shall operate as a limitation on the right of either Party hereto to bring an action for damages, including consequential damages, against any Third Party based on any acts or omissions of such Third Party as such acts or omissions may affect the construction, operation or use of the FiveCom Fibers. Each Party hereto shall assign such rights or claims, execute such documents and, at the request of and at the sole cost of the other Party, take such other action as may be reasonably necessary to enable the injured Party to pursue any such action or claim against any such Third Party.


13.      INDEMNIFICATION.

         13.1 By BecoCom. BecoCom shall indemnify, defend and save FiveCom, its officers, directors and employees ("FiveCom Indemnified Parties"), harmless from and against any and all actions, charges, claims, damages, expenses, fines, penalties and liabilities whatsoever actually incurred by the FiveCom Indemnified Parties arising from, or out of, or in connection with Third Party claims or actions with respect to any of the following:

         (a) The loss of life, personal injury, or damage to physical property caused by the act or omission of BecoCom, its Affiliates, or their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge or approval of BecoCom, except to the extent caused by the negligence or willful misconduct of NEESCom, FiveCom, or their respective Affiliates, employees, agents, contractors, or any other person acting by or through, or with the knowledge or approval of FiveCom;

         (b) The violation of federal, state or local law, regulation or ordinance applicable to the Cable, Cable Accessories, Structures, and FiveCom Fibers by BecoCom, its Affiliates, or their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge or approval of BecoCom, except to the extent caused by the negligence or willful misconduct of NEESCom, FiveCom, or their respective Affiliates, employees, agents, contractors or any other person acting by or through, or with the knowledge or approval of FiveCom; and

         (c) Any storage, use, spill, discharge or release to the environment of any oil or hazardous materials or wastes, as those terms are defined by applicable federal or state law from time to time, in or upon any property adjacent to the FiveCom Fibers or the Structures by BecoCom, its Affiliates, or their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge or approval of BecoCom, except to the extent caused by the negligence or willful misconduct of NEESCom, FiveCom, or their respective Affiliates, employees, agents, contractors or any other person acting by or through, or with the knowledge or approval of FiveCom.

         13.2 By FiveCom. FiveCom shall indemnify, defend and save BecoCom, its Affiliates, officers, directors and employees ("BecoCom Indemnified Parties"), harmless from and against any and all actions, charges, claims, damages, expenses, fines, penalties and liabilities whatsoever actually incurred by the BecoCom Indemnified Parties arising from, or out of, or in connection with Third Party actions or claims with respect to any of the following:

         (a) The loss of life, personal injury, or damage to physical property caused by the act or omission of FiveCom, its Affiliates or their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge or approval of Five Com, except to the extent caused by the negligence or willful misconduct of BecoCom, its Affiliates, employees, agents, contractors or any other person acting by or through, or with the knowledge or approval of BecoCom;

         (b) The violation of federal, state or local law, regulation or ordinance applicable to the Cable, Cable Accessories, Structures, FiveCom Fibers, and FiveCom's use thereof, by FiveCom, its Affiliates or their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge or approval of FiveCom, except to the extent caused by the negligence or willful misconduct of BecoCom, its Affiliates, employees, agents, contractors or any other person acting by or through, or with the knowledge or approval of BecoCom; and

         (c) Any storage, use, spill, discharge or release to the environment of any oil or hazardous materials or wastes, as those terms are defined by applicable federal or state law from time to time, in or upon any property adjacent to the FiveCom Fibers or the Structures by FiveCom, its Affiliates and their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge or approval of FiveCom, except to the extent caused by the negligence or willful misconduct of BecoCom, its Affiliates, employees, agents, contractors or any other person acting by or through, or with the knowledge or approval of BecoCom.

         13.3 Indemnity Obligation. The indemnity obligation includes reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by the Indemnified Parties from the first notice that any claim or demand has been made or may be made, and is not limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable under applicable workers' compensation acts, disability benefit acts, or other employee benefit acts.

14.      FORCE MAJEURE.

         14.1 Force Majeure Events. Neither FiveCom nor BecoCom shall be liable for any failure or delay in performing its obligations hereunder, or for any loss or damage resulting therefrom, due to the following Force Majeure Events:

         (a) Fire, flood, strike or other labor difficulty, natural disasters (including, without limitation, tornadoes, hurricanes, ice storms, and other significant weather phenomena), equipment failure, war, embargo, riot or insurrection, acts of God or public enemy, restraint or hindrance by any governmental or regulatory authority (including, without limitation, denial of necessary permits or licenses, imposition of commercially unreasonable conditions, delays or other failures to act of or by such authorities, except when the result of a failure to use best commercial efforts by the Party claiming force majeure); or

         (b) any other causes beyond the Parties' reasonable control.

         14.2 Abatement of Force Majeure. To the extent practicable, both Parties shall be prompt in restoring normal conditions, establishing new schedules and resuming operations as soon as the Force Majeure Event causing the failure or delay has ceased. FiveCom shall promptly notify BecoCom of any delay constituting a Force Majeure Event, and its effect on the performance by FiveCom. BecoCom shall promptly notify FiveCom of any delay constituting a Force Majeure Event, and its effect on the performance by BecoCom.

         14.3 Suspension Pending Force Majeure. If a Force Majeure Event should occur, then the Parties' performance of this Agreement, except for payment by FiveCom to BecoCom under section 8.1, shall be suspended for so long as such Force Majeure Event continues. At the conclusion of a Force Majeure Event, the period of time during which performance was so suspended shall be added to the dates, schedules and other performance-related matters under this Agreement. If, notwithstanding the parties' efforts under Section 14.2, the Force Majeure Event continues unabated for more than six (6) months, the Party whose performance is unaffected by the Force Majeure Event shall have the option to terminate this Agreement.

         14.4     Labor Disputes.

         (a) If an actual or potential labor dispute delays or threatens to delay a Party's performance, that Party shall immediately notify the other Party in writing, stating all relevant information concerning the dispute and its background. The Parties shall include this paragraph in any subcontract for the services (with a contractor other than an Affiliate) if a labor dispute thereunder might delay the timely performance of the services, and each such subcontract shall provide that if any actual or potential labor dispute occurs, the lower-tier subcontractor shall immediately notify the Parties of all relevant information concerning such dispute.

         (b) If BecoCom reasonably determines that FiveCom activities pursuant to this Agreement in or near the Route are causing or will cause labor difficulties for BecoCom or its Affiliates, FiveCom shall discontinue those activities until the labor difficulties have been resolved; provided, however, that in any such event and notwithstanding any other provision of this Agreement, BecoCom shall during the period of such labor difficulties perform, or cause to have performed, at FiveCom's expense (utilizing the lowest market rate reasonably available) any such activities to the extent reasonably necessary to the operation and maintenance of the FiveCom Network or any portion thereof.

15.      GOVERNMENT APPROVALS, PERMITS AND CONSENTS.

         15.1     FiveCom Obligations.

         (a) FiveCom shall use its best commercial efforts to obtain and maintain, at its sole cost and expense, any and all necessary permits, licenses, easements, franchises and approvals that may be required by federal, state or local law, statute, regulation or ordinance and shall continuously comply with all such laws, statutes, regulations or ordinances as may now or in the future be applicable to (1) its operation or use of the FiveCom Fibers installed in connection with this Agreement,
                  (2) FiveCom's connection, installation, maintenance and operation of equipment on the Non-Network Side of the each Connection, and (3) FiveCom's other rights and obligations under this Agreement.

         (b) FiveCom shall ensure that its customers obtain and maintain any and all necessary permits, licenses, easements, franchises and approvals that may be required by federal, state or local law, statute, regulation or ordinance and comply with all such laws, statutes, regulations or ordinances as may now or in the future be applicable to the FiveCom's customers' use of or receipt of service on the Cable.

         (c) If FiveCom, its customers or any permitted assignee shall at any time fail to maintain such approvals or comply with all applicable legal requirements described in paragraphs (a) and
                  (b) above, BecoCom may terminate this Agreement under Section 17.1, without liability and without restriction to any other legal, equitable, or administrative remedy available to BecoCom. FiveCom shall indemnify and hold harmless BecoCom and its Affiliates and their respective officers, directors, employees, agents, and assigns from any loss, damage, claims or proceedings to the extent resulting from the failure of FiveCom, its customers, their contractors or their subcontractors to comply with this Section 15.

         15.2     BecoCom's Obligations.

         (a) BecoCom shall use its best commercial efforts to obtain and maintain, at its sole cost and expense (except as provided in Section 11.5), any and all necessary permits, licenses, easements, franchises and approvals that may be required by federal, state or local law, statute, regulation or ordinance and shall continuously comply with all such laws, statutes, regulations or ordinances as may now or in the future be applicable to the ownership, installation, maintenance, or replacement of the FiveCom Fibers on the Network Side, as required under this Agreement.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         (b) If BecoCom or any permitted assignee shall at any time fail to maintain such approvals or comply with all applicable legal requirements described in paragraph (a) above, FiveCom may terminate this Agreement under Section 17.1, without liability and without restriction to any other legal, equitable, or administrative remedy available to FiveCom. BecoCom shall indemnify and hold harmless FiveCom and its officers, directors, employees, agents, and assigns from any loss, damage, claims or proceedings to the extent resulting from the failure of BecoCom to comply with this Section 15.

16.      RELOCATION.

         16.1 Relocation for Third Parties. If, for any reason, BecoCom is required by BECo or any Third Party, including, but not limited to, a governmental entity, to relocate any of the facilities used or required in providing the FiveCom Fibers, BecoCom shall use its best commercial efforts to give FiveCom at least [**] that BecoCom may have received) prior written notice of any such relocation. In the event of [**] Structures, any other property of BecoCom or its Affiliates, or [**], BecoCom, through its designated representatives, shall be [**], unless it is determined that acts or omissions of FiveCom or its customers caused the situation requiring the relocation, in which case [**] in the relocation, including provision for any federal, state or local taxes and the Tax Impact of such taxes [**].

         16.2 Relocation for FiveCom. In the event that FiveCom requests relocation of a portion of the Cable during the Term of this Agreement, including without limitation instances when relocation of the FiveCom Fibers is necessitated by the relocation of other portions of the FiveCom Network, FiveCom shall submit to BecoCom a completed form as specified in Exhibit 16.2, Request for Relocation, to request an acceptable new location, and FiveCom shall pay the cost of any such work, including provision for any related federal, state, or local taxes (and the Tax Impact of such taxes) or other fees incurred by BecoCom or its Affiliates as a result of FiveCom's payment. The Parties shall attempt to minimize the tax implications of any such payments by FiveCom for relocation costs. No relocation or replacement of the Cable, Cable Accessories, Structures or related facilities shall be performed by BecoCom without the prior written agreement of BecoCom, as evidenced by its acceptance of the request for relocation, [**] and subject to its rights and obligations under the Utility Agreement. [**]. BecoCom and FiveCom shall

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


cooperate in performing such relocation or modifications, so as to minimize any interference with the use of the FiveCom Network, the Cable, Cable Accessories and Structures, to the extent reasonably possible, by either Party and to avoid conflicting physically or otherwise interfering with other users of the Cable, Cable Accessories, Structures or any other property needed in the installation, construction, maintenance or use of the Cable. Any such relocation shall satisfy the Specifications set forth in Exhibit 4.2.

         16.3 Return of Removed Material. In the event BecoCom, consistent with the provisions of this Agreement, must remove any equipment or other property of FiveCom, BecoCom will deliver to FiveCom the equipment or property so removed upon payment by FiveCom of the cost of removal, storage and delivery, and all other amounts due BecoCom. BecoCom shall use reasonable care when removing, storing and delivering such equipment, and shall not be liable for any damage to such equipment or other property that may occur notwithstanding the use of reasonable care.

17.      EARLY TERMINATION.


         17.1 Early Termination of Agreement. This Agreement may be terminated prior to the expiration of the Term upon the occurrence of any one of the following events:

         (a) by either Party following a Default by the other Party, as set forth in Section 21, below;

         (b) by BecoCom upon [**] prior written notice in the event of a violation by FiveCom of Section 15 which violation remains uncured during said [**];

         (c) by either Party if the other Party (a) consents to the appointment of, or is taken in possession by, a receiver, trustee, custodian or liquidator of a substantial part of its assets, (b) files a bankruptcy petition in any bankruptcy court proceeding, (c) answers, consents or seeks relief under any bankruptcy or similar law or fails to obtain a dismissal of an involuntary petition within [**] of filing, (d) admits in writing its inability to pay its debts when due, (e) makes a general assignment for the benefit of creditors, (f) is the subject of an involuntary proceeding seeking to adjudicate that Party bankrupt or insolvent, (g) seeks reorganization, arrangement, adjustment, or composition of it or its debt under any law relating to bankruptcy, insolvency or reorganization or relief of debtors.

         (d) by either Party if the other Party fails to pay amounts due when they become due and payable under this Agreement where such

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                  Party is in arrears more than [**] past the due date provided BecoCom has provided [**] notice prior to such termination;

         (e) by either Party if the other Party makes any representation or warranty in this Agreement, which is incorrect and has or may have a material and adverse effect on the other Party (as reasonably determined by such non-breaching Party), and such incorrect representation or warranty shall continue unremedied for a period of [**] after written notice of such incorrect representation or warranty (except only where this Agreement specifically provides additional time and/or other options or remedies for any such failure; or, with respect to an obligation that is susceptible of cure within a reasonable time period so long as such Party is using best commercial efforts to promptly cure).

         17.2 Termination of a Portion of the Route. Any portion of the Route may be terminated:

         (a)      by BecoCom, without liability except for its obligations under section 17.3 and at any time, upon reasonable notice, to the extent BecoCom is no longer authorized under the Utility Agreement to maintain, operate, or grant the right to use the Cable, Cable Accessories or Structures within the portion of the Route.

         (b)      by BecoCom, without liability except for its obligations under section 17.3 and at any time, if it cannot maintain any of the regulatory approvals needed to perform BecoCom's obligations under this Agreement with respect to such portion of the Route or it is prohibited by a governmental authority from performing such obligations with respect to a portion of the Route, provided that BecoCom, to the extent reasonably practicable, has provided FiveCom prompt notice of any government proceedings that would require the termination of the portion of the Route and has cooperated with FiveCom's rights to participate in any such proceedings.

         17.3 Alternate Capacity or Facilities. If a Portion of the Route is terminated pursuant to Section 17.2, BecoCom shall use its best commercial efforts to [**]; provided that FiveCom may [**] after termination of the portion of the Route pursuant to Section 17.2, [**].

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         17.4     Effect of Termination.

                  (a) FiveCom shall not be entitled to, nor shall BecoCom be liable for, any refunds of amounts paid to BecoCom, by reason of early termination of this Agreement under Section 17.1, or termination of a portion of the Route under Section 17.2, unless termination is due to a breach of this Agreement by BecoCom.

                  (b) Except as otherwise provided in this Agreement, a decision to terminate this Agreement under Sections
                           17.1 or 17.2 shall not preclude the terminating Party or the other Party from pursuing any other legal, equitable or administrative rights and remedies; provided, however, that such rights and remedies shall at all times be subject to limitations and indemnifications under Section 12.

                  (c) Upon termination of this Agreement or portion of the Route under Sections 17.1 or 17.2, the right to use the FiveCom Fibers or the terminated portion thereof, as the case may be, shall revert to BecoCom, at no additional cost to BecoCom, in accordance with
                           Section 11.7.

18.      CONDEMNATION.

         18.1 Condemnation of FiveCom Fibers. In the event any portion of the FiveCom Fibers, or the rights-of-way in or upon which they shall have been installed, become the subject of a condemnation proceeding by any governmental agency or other party cloaked with the power of eminent domain for public purpose or use, and such action precludes the continued use of the FiveCom Fibers by FiveCom, as contemplated by this Agreement, then and in such event, it is agreed that BecoCom shall use best commercial efforts to [**]. To the extent allowed by law and subject to the restrictions, terms and conditions in the Utility Agreement, FiveCom shall be [**].

         18.2 Condemnation of Other Portions of the FiveCom Network. In the event any portion of the FiveCom Network other than the FiveCom Fibers, or the rights-of-way in or upon which the FiveCom Network shall have been installed, become the subject of a condemnation proceeding by any governmental agency or other party cloaked with the power of eminent domain for public purpose or use, then and in such event, it is agreed that FiveCom shall use best commercial efforts to obtain an alternative route over which the FiveCom Network may be relocated, at no cost to BecoCom to ensure that FiveCom can maintain its then existing customers and level of gross revenues.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


To the extent that FiveCom Fibers can still be used to serve FiveCom's customers, FiveCom shall continue to use the FiveCom Fibers and shall continue to be obligated under terms of this Agreement, including without limitation its obligations to pay the fees provided under Section 8; provided, however, that if, after the first year in the Term of this Agreement, FiveCom's gross revenues derived from the FiveCom Network in a [**] and subject to sharing under Section
8.2 decrease as a result of the condemnation, by [**] below the level of gross revenues in the prior [**], BecoCom shall have the option to provide FiveCom notice that FiveCom will have [**] to secure alternate capacity or facilities to restore its gross revenues, or the Agreement will be terminated.

         18.3 Notice; No Sale. Upon its receipt of a formal notice of condemnation or taking, the condemnee Party shall notify the other Party immediately of any condemnation proceeding. The condemnee Party shall also notify the other Party of any similar threatened condemnation proceeding, and agrees not to sell any property associated with or affecting the FiveCom Fibers or FiveCom Network to such acquiring agency, authority or other party in lieu of condemnation without prior written notice to the other Party.

19.      RELATED AGREEMENTS.

         19.1 NEES Com/FiveCom Agreement. Simultaneously with the execution of this Agreement, FiveCom is entering into a similar agreement with NEESCom (the "NEESCom Agreement") pursuant to which FiveCom is leasing fiber optic facilities from [**]. The Parties hereby agree that FiveCom's obligations under this Agreement are not conditioned upon the execution of, compliance with, or continued enforceability of the NEESCom Agreement; provided, however, that the Parties agree to make appropriate changes to the revenue sharing in Section 8.2 of this Agreement in the event that the NEESCom Agreement is not executed, is terminated, or ceases to be enforceable.

         19.2 Initial Unavailability. If NEESCom shall fail to complete the installation of fiber optic cable (either on a timely basis or at all) as required by the NEESCom Agreement, FiveCom's obligation to make payments under
Section 8 of this Agreement shall nevertheless commence on the Completion Date; provided, however, that if the Completion Date has occurred under this Agreement and the fiber optic cable under the NEESCom Agreement remains uncompleted for a period of [**] after the Completion Date hereunder, BecoCom shall have the option to provide FiveCom notice that FiveCom will have [**] to secure alternate capacity or facilities [**], or this Agreement will be terminated.

         19.3 Subsequent Unavailability. If, following the Completion Date, any portion of the FiveCom Network other than the FiveCom Fibers shall become

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


unavailable to FiveCom, FiveCom shall continue to be obligated under this Agreement. In particular, to the extent that FiveCom Fibers can still be used to serve FiveCom's customers, FiveCom shall continue to use the FiveCom Fibers and to be obligated to pay the fees provided under Section 8; provided, however, that if, after the first year of the Term of this Agreement, [**] derived from the FiveCom Network in a [**] of the other portion of the FiveCom Network by [**] in the prior [**], BecoCom shall have the option to provide FiveCom notice that FiveCom will have [**] to secure alternate capacity or facilities [**] or the Agreement will be terminated.

20.      PROPRIETARY INFORMATION.

         20.1 Obligation to Maintain as Confidential. Each Party acknowledges that in the course of the performance of this Agreement it may have access to information that the other Party considers proprietary ("Proprietary Information"). Propriety Information shall be marked as proprietary with an appropriate legend, marking, stamp or other obvious written identification prior to disclosure. All Proprietary Information in tangible form of expression which has been delivered (or thereafter created by copy or reproduction pursuant to this Agreement) shall be and remain the property of the person which is disclosing such Proprietary Information (the "Disclosing Party").

         (a) This Agreement shall be treated as Proprietary Information by the parties,

         (b) Each party will provide the other party advance notice of any compelled disclosure of this Agreement by legal or regulatory process, including, but not limited to, disclosure to the Securities and Exchange Commission.

         20.2     Obligations Concerning Proprietary Information.

         (a) General Restrictions. Upon receiving Proprietary Information, the Party receiving the Proprietary Information ("Receiving Party") shall keep in strict confidence and not disclose to any person (with the exception of employees, officers, directors, agents or representatives, and Affiliates of the Receiving Party, to the extent each such person or entity has a need to know in connection herewith) any of the Disclosing Party's Proprietary Information, except as otherwise provided by the terms and conditions of this Agreement. The Receiving Party shall not use such Proprietary Information except for the purposes identified herein without the prior written approval of the Disclosing Party. The Receiving Party shall be solely liable for any breach of this Section 20.2 to the extent caused by its, or its Affiliates', employees, officers, directors, agents or representatives.

         (b) Additional Marking Requirements. In the event either Party discloses its Proprietary Information to the other Party unmarked or in oral or visual form, the Disclosing Party shall notify the Receiving Party in writing that such Information is deemed proprietary within forty-eight (48) hours of its disclosure. Such Proprietary Information shall be treated in the manner set forth above from the date such written notice is received.

         (c) Exceptions. The Receiving Party shall not be precluded from, nor liable for, disclosure or use of any Proprietary Information if:

                           (i) the Proprietary Information is in or enters the public domain, other than by a breach of this Agreement;

                           (ii) the Proprietary Information is known to the Receiving Party at the time of first receipt, or thereafter becomes known to the Receiving Party prior to or subsequent to such disclosure without similar restrictions from a source other than the Disclosing Party, as evidenced by written records;

                           (iii) the Proprietary Information is developed by the Receiving Party independently of any disclosure under this Agreement as evidenced by written records;

                           (iv) the Proprietary Information is disclosed more than five (5) years after the date of first receipt of the disclosed Proprietary Information; or five (5) years after the Term whichever occurs later;

                           (v) disclosure of the Proprietary Information is compelled by a government authority, including, but not limited to any court or regulatory body, provided that the Receiving Party has used its best efforts to resist disclosure of, redact or otherwise protect the confidentiality of the economic terms of this Agreement, including, without limitation, Section 8.;

                           (vi) the Disclosing Party consents to the disclosure or use of the Proprietary Information; or

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                           (vii) the Receiving Party has a reasonable belief that disclosure of the Proprietary Information is necessary for public safety reasons and has attempted to provide as much advance notice of the disclosure as is practicable.

         (d) Disclosures. The disclosure of Proprietary Information hereunder shall not be construed as granting any right of ownership in said Proprietary Information.

21.      DEFAULT.

         21.1 By FiveCom. A breach by FiveCom of any of its representations, covenants or obligations under this Agreement which is not cured as provided herein shall constitute a Default by FiveCom. FiveCom shall not be in Default unless and until BecoCom shall have given FiveCom written notice of such breach and FiveCom shall have failed to cure the same within [**] after receipt of such notice; provided, however, that the foregoing notice and cure requirement shall not apply to FiveCom's obligation to make payments in a timely manner as provided under Sections 8.2(e) and 8.4 hereof. Where any breach, other than a breach of Section 8.2(e) and 8.4, cannot reasonably be cured within such [**], if FiveCom shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such breach shall be extended for such period of time as may be necessary to complete such curing. Upon the failure by FiveCom to timely cure any such breach after notice thereof from BecoCom, BecoCom shall have the right, in its sole discretion, to take such action as it may determine to be necessary to cure the breach, or to terminate this Agreement upon written notice to FiveCom. The Parties intend that the notice and cure provisions of this Section 21.1 apply only to the extent specific notice and cure provisions are not provided elsewhere in this Agreement.

         21.2 By BecoCom. A breach by BecoCom of any of its representations, covenants or obligations under this Agreement which is not cured as provided herein shall constitute a Default by BecoCom. BecoCom shall not be in Default unless and until FiveCom shall have given BecoCom's written notice of such breach and BecoCom shall have failed to cure the same within [**] after receipt of such notice; provided, however, that where such breach cannot reasonably be cured within such [**] period, if BecoCom shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such breach shall be extended for such period of time as may be necessary to complete such curing. Upon the failure by BecoCom to timely cure any such breach after notice thereof from FiveCom, FiveCom shall have the right, in its sole discretion, to take such action as it may determine to be necessary to cure the breach, or to terminate this Agreement upon written notice to BecoCom; provided that the foregoing right to self-help shall not be construed to allow FiveCom or its agents or contractors access to the BecoCom Portion of the Cable, Cable Accessories and Structures. The Parties intend that the notice and cure provisions of this Section 21.2 apply only to the extent specific notice and cure provisions are not provided elsewhere in this Agreement.


22.      NOTICES.

         22.1 Addresses. Unless otherwise provided herein, all notices and communications concerning this Agreement shall be in writing and addressed as follows:

                  If to BecoCom:

                           BecoCom, Inc.
                           800 Boylston Street, 36th Floor
                           Boston, MA 02199
                           Attention:  Richard S. Hahn, President
                           Facsimile Number:  (617) 424-2110


                  If to FiveCom:

                           FiveCom, Inc.
                           391 Totten Pond Road, Suite 401
                           Waltham, MA  02154-2014
                           Attention:  Michael A. Musen
                           Facsimile Number:  (781) 890-8404

                  with a copy to:

                           Alexander A. Bernhard, Esq.
                           Hale and Dorr LLP
                           60 State Street
                           Boston, MA 02109
                           Facsimile Number: (617) 367-5071

or at such other address as may be designated in writing to the other Party.

         22.2 Means. Unless otherwise provided in this Agreement, notices shall be sent by certified U.S. Mail, return receipt requested, or by commercial overnight delivery service, or by facsimile (with a hard copy to follow), and shall be deemed delivered: if sent by U.S. Mail, five days after deposit; if sent by facsimile, upon verification of receipt; or, if sent by commercial overnight delivery service, one business day after deposit.

         22.3 Informal Communications. Additional addresses for informal communications are set forth in Exhibit 22.3.

23.      DISPUTE RESOLUTION.

         23.1 In the event of any dispute between the Parties hereto as to a matter referred to herein or as to the interpretation of any part of this Agreement, including but not limited to this Section 23 or as to the determination of any rights or obligations or entitlements arising from or related to this Agreement or as to the calculation of any amounts payable under this Agreement, the Parties shall refer the matter to their respective chief executive officers for resolution.

         23.2 Should the chief executive officers of the respective Parties fail to resolve the dispute within thirty (30) days from such referral, the Parties agree that such dispute will not be referred to any court but will be referred to binding arbitration, and the provisions of this Section 23 shall apply.

         23.3 The arbitration shall be governed by the AAA Commercial Arbitration Rules (in each case, the "Rules") as modified by this Section 16 and by the United States Arbitration Act, 9 U.S.C. s. 1 et seq. (The "Arbitration Act"). Any conflict between the Rules and the Arbitration Act shall be decided in favor of the Rules. The Party wishing to submit such matter to arbitration shall give written notice (the "Arbitration Notice") to the other Party (the "Respondent") of its intention to arbitrate. The place of the arbitration shall be Boston, Massachusetts. The arbitration shall be conducted, and the final resolution of the dispute (the "Award") shall be rendered by a panel to be selected by mutual agreement of the Parties ("Arbitration Panel"), which shall consist of one arbitrator or, if the dispute involves damages in excess of $50,000, three arbitrators. If the Parties cannot agree to a mutually acceptable Arbitration Panel within seven days of Respondent's receipt of the Arbitration Notice, the Arbitration Panel shall be selected in accordance with rule 13 of the Rules.

         23.4 The Arbitration Notice shall be served on NEESCom. If either Party reasonably requests or if NEESCom so chooses, NEESCom shall participate in any arbitration proceedings brought hereunder. BecoCom hereby agrees to submit to any arbitration arising under the NEESCom/FiveCom Agreement upon reasonable request of either FiveCom or NEESCom.

         23.5 Prior to the first day of the hearing, each Party shall be entitled to reasonable document discovery and three depositions of the other Party's witnesses or employees; provided that the Parties will may conduct additional discovery upon a finding by the Arbitration Panel that there is good cause for such additional discovery.

         23.6 All hearings shall be held within one hundred twenty (120) days following the appointment of the Arbitrator, or within an earlier time frame mutually agreed to by the parties. At a time designated by the Arbitration Panel, each Party shall simultaneously submit to the Arbitration Panel and exchange with each other its proposed Award, and in rendering the final Award, the Arbitration Panel shall be limited to choosing the Award proposed by either of the Parties without modification; provided that any final Award shall provide that an equitable allocation of the fees and expenses of the arbitration, including without limitation the arbitration expenses of each Party and of BecoCom; provided further that the Arbitrator shall not have any authority to make any Award that provides for punitive, any indirect, special, punitive, or consequential damages, or any lost business damages in the nature of lost revenues or profits. The Arbitration Panel shall issue the final Award no later than fifteen (15) days from the completion of the hearings. The Award shall be final and binding. Judgment on any Award may be entered in any court having jurisdiction thereof.

         23.7 Either Party may seek preliminary injunctive relief from a court of competent jurisdiction, which relief, if granted, shall remain effective pending resolution of the arbitration, and each Party consents and submits to the non-exclusive jurisdiction of and venue in the federal courts located in Boston, Massachusetts (or, in case such a federal court does not have jurisdiction, the state courts located in Boston, Massachusetts). Each Party consents to service of the notice of arbitration, and any other paper in the arbitration, by registered mail or personal delivery at its address specified in
Section 22 hereof. Nothing in this subsection 23.7 shall limit the jurisdiction of other courts for purposes of enforcement of a final arbitration Award.

         23.8 The fact that any Party has invoked the provisions of this Section 23 shall be considered to be Proprietary Information under Section 20.1 of this Agreement and shall not relieve either Party of any obligations it may otherwise have to continue performance in accordance with the provisions of this Agreement.

         23.9 This agreement to arbitrate a dispute in accordance with this
Section 23 and any Award made hereunder shall be binding upon the successors and assigns and any trustee or receiver of each of the Parties hereto.

24. LIENS. In addition to their obligations under Section 15, the Parties hereby agree that if the Cable, Cable Accessories, Structures, or FiveCom Fibers are or become subject to any mechanics', artisan's or materialmen's lien, or other encumbrance chargeable to or through a Party, that Party shall promptly cause such lien or encumbrance to be discharged and released of record (by payment, posting of bond, court deposit or other means) without cost to the other Party and shall indemnify that other Party against all costs and expenses

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


(including reasonable attorney's fees) incurred in discharging and releasing such lien or encumbrance; provided, however, that if any such lien or encumbrance is not so discharged and released within thirty (30) days after written notice to the Party responsible for the lien, then the other Party may pay or secure the release or discharge thereof at the expense of Party responsible for the lien.

25.      INSURANCE.

Prior to execution of this Agreement, each Party, at its own expense, shall provide and maintain in force during the term of this Agreement insurance, with the following minimum levels of coverage:

     Commercial general
     liability and automobile
     liability                          [**] per person per occurrence

     Property damage                    [**] per occurrence
     to property of Third Parties

     Umbrella/Excess Coverage           [**]

     Employer's liability:              [**] per occurrence;

     Workers compensation:              statutory limits, in accordance with the
                                        laws of the states wherein operations
                                        under this Agreement will take place.

Each Party shall be solely responsible for procuring, and paying for, its respective insurance coverage. Any such policy(ies) shall be procured from a insurance company with a "Best" rating of A or better, and qualified to do business in the relevant jurisdiction. Certificates evidencing such policy(ies) shall be delivered by the Party obtaining the insurance to the other Party within thirty (30) days of the date of this Agreement. Not less than thirty (30) days prior to the expiration date of such policies, certificates evidencing the renewal thereof shall be delivered by the Party obtaining the insurance to the other Party. Such policies shall further provide that not less than thirty (30) days' written notice shall be given by the Party obtaining the insurance to the other Party before such policy(ies) may be canceled, materially changed or undergo a reduction in Insurance limits provided thereby. The Party obtaining the insurance shall designate the other Party as an additional insured. The coverage required herein shall not be deemed to limit either Party's liability under this Agreement. Upon timely notice to the Party obtaining the insurance, the other Party may request reasonable increases in the amount of insurance coverage which will be obtained within thirty (30) days, at the cost of the requesting party.

26.      ASSIGNMENT.

         26.1 No Assignment. Neither Party shall assign, transfer, delegate, sublease, apportion, or in any other manner dispose of, any of its rights, privileges or obligations under this Agreement without the non-assigning Party's prior written consent, which shall not be unreasonably withheld. Any attempt to make any such assignment, transfer or disposition without such prior written consent of the non-assigning Party shall be null and void. Notwithstanding the foregoing, FiveCom may sublease or otherwise transfer its rights under this Agreement without BecoCom's consent if, notwithstanding its best commercial efforts, FiveCom has been unable to construct and install the FiveCom Portion as required by Section 4.5, and to the extent necessary to effectuate its business of providing telecommunications facilities to its customers, and either Party may assign this Agreement without consent either (i) to an Affiliate or (ii) in connection with a transaction pursuant to which the Party sells all or substantially all of its business, assets or equity interests. In addition, nothing in this Section 26 shall limit or apply to BecoCom's right to lease, sublease or grant to Affiliates or Third Parties rights to use the BecoCom Fibers.

         26.2 Right to Pledge Agreement and Transfer Property. Either Party shall be free to mortgage, pledge, or otherwise assign its interests under this Agreement for collateral purposes to any Third Party in connection with any borrowing or other financing activity of that Party, provided that such assignment shall not limit or otherwise affect that Party's obligations under this Agreement. Any transfer of property of either Party included in or subject to this Agreement may be made by that Party provided the person acquiring such property takes it subject to this Agreement.

         26.3 Agreement Binding; Assignees. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns where permitted by this Agreement. In the event of a permitted assignment of this Agreement, both Parties shall remain bound by their respective obligations under this Agreement, unless an express release is given by the non-assigning Party.


27.      MISCELLANEOUS.

         27.1 Headings. The headings of the Sections in this Agreement are for convenience and shall not be construed as amplifying or limiting any of the terms, provisions or conditions of this Agreement.

         27.2 No Third Party Beneficiaries. This Agreement has been made and is made solely for the benefits of the Parties, and their respective successors and permitted assigns. Nothing in this Agreement is intended to confer any rights/remedies under or by reason of this Agreement on any Third Party. For purposes of this Agreement, a "Third Party" shall mean any party, person or entity that is not a signatory to this Agreement or an Affiliate of a signatory, and any party, person, or entity that is not a successor or permitted assignee of the signatories hereto.

         27.3 Amendments; Waivers. This Agreement may be amended only by a written instrument executed by the Party against whom enforcement of the modification is sought. No failure to exercise and no delay in exercising, on the part of either Party of any right, power or privilege under this Agreement shall operate as a waiver of that right, power or.

         27.4 Entire Agreement. This Agreement, and the Exhibits attached to it constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede any and all prior negotiations, understandings and agreements with respect to this Agreement, oral or written.

         27.5 No Joint Venture. In all matters pertaining to this Agreement, the relationship of BecoCom and FiveCom shall be that of independent contractors, and neither BecoCom nor FiveCom shall make any representations or warranties that their relationship is other than that of independent contractors. This Agreement is not intended to create nor shall it be construed to create any partnership, joint venture, employment or agency relationship between FiveCom and BecoCom, and no Party shall be liable for the payment or performance of any debts, obligations, or liabilities of the other Party, unless expressly assumed in writing herein. Each Party retains full control over the employment, direction, compensation and discharge of its employees, and will be solely responsible for all compensation of such employees, including social security, withholding and worker's compensation responsibilities.

         27.6 Governing Law. This Agreement shall be interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to its principles of conflicts of laws.

         27.7 Survival. Notwithstanding the termination of this Agreement, (i) Sections 12.1 and 20 shall continue to apply; (ii) payments with respect to the Term of the Agreement shall be made even though the due date for payment shall be subsequent to the termination of the Agreement; and (iii) subject to the applicable statutes of limitation, indemnification rights and claims arising under the Agreement prior to termination shall survive such termination.

         27.8 No Recording. This Agreement shall not be recorded in any Registry of Deeds or other public record.

         27.9 Publicity. Neither Party shall make any public announcement using the other Party's name or mentioning this Agreement without the written consent of the other Party. For the purposes of this section 27.9, filings required by governmental agencies shall not be considered to be public announcements.

                       [signatures on the following page]

                                                    FiveCom, Inc.

                                                    By: /s/ Victor Colantonio
                                                        ---------------------

                                                    Title: President


                                                    BecoCom, Inc.

                                                    By: /s/ Richard Hahn
                                                        ---------------------

                                                    Title: President

                                                                       Exhibit 2
                                      Route
--------------------------------------------------------------------------------

                                                                     Exhibit 4.1



Preliminary Fiber Route Information Required from BecoCom to be attached prior to execution of Agreement:

1.  Route Plan or Proposed Route.
2.  Fiber Type.

Where applicable, sites to be provided with fiber optic entrance facilities identified with:

         Site Name/Identifier

         Address:

              Street and street number
              City
              State
              Zip

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                     Exhibit 4.2
                              Fiber Specifications



1.0 Fiber Requirements:

     1.1. Single Mode Fiber (Depressed Cladding, Unshifted Fiber)

          [**]

     1.2. True Wave Fiber (NonZero-Dispersion Fiber)


          [**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


          [**]




2.0  Connector Assemblies
         [**]

3.0  Splice Specification
         [**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         [**]

         Test data including OTDR hard copies and electronic data must be submitted to Network Implementation Management before acceptance. Data should be sent to:

                         FiveCom Network Implementation Management
                         391 Totten Pond Road, Suite 401
                         Waltham, MA, 02154

         FiveCom, at its discretion, may choose to witness any / all testing associated with acceptance of fibers.


4.0  Cable Installation Requirements
         Cable must be constructed in accordance with manufacturer installation instructions and applicable safety codes, as required by law. Where required, cable sheath must transition from an outside plant to inside plant material, or be protected in a fire rated conduit or innerduct.

         Where applicable, all exposed innerduct which encloses FiveCom fibers shall be labeled with FiveCom -provided identification labels at intervals of distance not to exceed [**].

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                  Exhibit 4.3(a)
                      FiveCom Connection/Demarcation Points


BecoCom Route
[**]
[**]
[**]
[**]

NEES Com Route
In the vicinity of [**] or other connections to be made at that location. The connection point should be made so that it is accessible from a public way

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                     Exhibit 5.3

                              Acceptance Test Plan

BecoCom shall conduct the following tests as part of its acceptance test plan:

[**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                     Exhibit 6.1



                              BecoCom Deliverables

BecoCom will provide the following items to FiveCom in the time frames indicated:

1. As-built drawings prepared in hardcopy or electronic format with five(5) printed copies showing [**].

         1.1 Final route maps drawn to scale with miles and linear feet between each site location.

         1.2      Transmission Line T-sheets or mile sheets.

         1.3      Where applicable, Conduit Locations and Manhole Identifiers.

         1.4      Splice locations including structure identification.

         1.5      Where applicable, building entry detail.

2. Names of all manufacturers whose optical fiber cable, associated splices and other equipment are used in installing and providing the FiveCom Fibers. [**].

3. Technical specifications of the optical fiber cable, associated splices and other equipment used in installing and providing the FiveCom Fibers. [**].

4. A single point of contact capable of mobilizing BecoCom personnel responsible for [**] maintenance and repair of the FiveCom Fibers. [**].

5.       OTDR traces, end-to-end loss measurements at [**].

6.       Fiber assignments within cable(s) [**].

7. A chart prepared providing optical distances between each splice point and fiber termination. [**].

8. A Fiber Maintenance and Emergency Restoration Plan, consisting of Exhibits 9.2(a) and (b).

                                   Exhibit 8.2



           Annual Report of Telecommunications Contracts and Revenues

         Pursuant to Section 8.2(f) of the Fiber Optic Use Agreement between FiveCom, Inc. ("FiveCom") and BecoCom, Inc. ("BecoCom") dated July 2, 1998 ("Fiber Use Agreement"), FiveCom hereby certifies to BecoCom that for the calendar year ending December 31, ______, that the following constitutes an accurate summary of its gross revenues and contracts for service routed over the FiveCom Network, as that term is defined in the Fiber Use Agreement.



A.       Annual Gross Revenues By Contract

  Contract       Total         Annual Revenues        Total Length of           Length of
   Number        Annual        Allocated under      Telecommunications     Telecommunications
                Revenues      Section 8.2(a) of     Service (in Miles)      Service Provided
                Received       the Fiber Lease      Provided under this     over the FiveCom
               under this                                Contract          Network (in Miles)
                Contract
 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------




B.       Deductions from Gross Revenues

         i.       Penalties:
                  ----------

   Contract Number      Penalty Amount     Period of Time Penalty     Reason for Penalty
                                                Was Incurred
 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------

         ii.      Location Fees

 --------------------------------------------------------------------------------------------------------------
              Party Charging Location Fees                                       Amount
 --------------------------------------------------------------------------------------------------------------
                        NEES Com
 --------------------------------------------------------------------------------------------------------------
                        BecoCom
 --------------------------------------------------------------------------------------------------------------



         iii.     Sales Taxes

 --------------------------------------------------------------------------------------------------------------
               Party Charging Sales Taxes                                        Amount
 --------------------------------------------------------------------------------------------------------------
                        NEES Com
 --------------------------------------------------------------------------------------------------------------
                        BecoCom
 --------------------------------------------------------------------------------------------------------------


         ii.      Franchise, Property and Other Taxes

 --------------------------------------------------------------------------------------------------------------
 Party Charging Franchise, Property and Other Taxes or                           Amount
                          Fees
 --------------------------------------------------------------------------------------------------------------
                        NEES Com
 --------------------------------------------------------------------------------------------------------------
                        BecoCom
 --------------------------------------------------------------------------------------------------------------



C.  Net Amounts

 --------------------------------------------------------------------------------------------------------------
        Quarter                  Q1                    Q2                    Q3                     Q4
 --------------------------------------------------------------------------------------------------------------
    Gross Revenues
 --------------------------------------------------------------------------------------------------------------
    Deductions from
    Gross Revenues
 --------------------------------------------------------------------------------------------------------------
  Amount Shared with
       NEES Com
 --------------------------------------------------------------------------------------------------------------
  Amount Shared with
        BecoCom
 --------------------------------------------------------------------------------------------------------------

                                      FiveCom, Inc.

                                           By:
                                               -------------------------
                                           Title:
                                                  ----------------------
                                           Date:

                                                 ------------------------

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                  Exhibit 9.2(a)



                         Emergency Maintenance Standards



         Response Time



                  Emergency response shall be available [**]. BecoCom will respond immediately to reported or detected service-affecting network troubles. Emergency Maintenance personnel, tools and materials will be dispatched to the trouble site as soon as possible, with best commercial efforts used to have appropriate personnel on-site within a time interval not to exceed [**] following the initial report.

         Service Restoration Objective

                  The FiveCom Service Restoration Objective: Customer services restored as soon as possible upon securing safe restoration condition.

         Emergency Communications and Incident Reporting

                  In the event of an Emergency Maintenance situation, BecoCom will use best commercial efforts to perform an initial damage / trouble assessment and report the findings to FiveCom within [**] of the arrival of BecoCom personnel at the trouble location. {Confirm that this is acceptable to BecoCom.} The initial assessment shall minimally include:

                  Nature and cause of the service-affecting trouble

                  Estimated time to achieve restoration of customer service

                  Requirements for additional / special tools, materials or personnel to achieve restoration of customer service

                  Subsequent to the restoration of service, but not later than [**] following the event, BecoCom hall provide FiveCom with documentation of the incident, detailing, at minimum, the following:

                  Cause(s) of the service outage

                  Resolution of the trouble event

                  Subsequent, or follow-up repair requirements and schedule of activities

                  Records updates, as appropriate

         Emergency Restoration Parts and Equipment

                  BecoCom will maintain a local inventory of fiber cable, materials and tools sufficient to support cable restoration activities in accordance with Exhibit 9.2(b). This inventory shall include, but is not limited to:

                  OTDR test equipment for cable fault identification and isolation

                  Emergency restoration cable

                  Splicing equipment and equipment necessary to provide communications from the damage location, for coordination of restoration activities.

         Preparedness

                  BecoCom will maintain a level of preparedness to ensure an effective and efficient response to meet Emergency Maintenance situations affecting the FiveCom fiber facilities. Preparedness shall include, but is not limited to:

                  Communications plan, advising appropriate BecoCom personnel regarding fiber restoration requirements and procedures.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                  Exhibit 9.2(b)



                          Routine Maintenance Standards



         1.       Cable Plant Identification

                  BecoCom will place Industry Standards High Visibility Signs [**].

                  BecoCom will provide adequate surveillance, consistent with industry standards along the right of way to prevent cable damage due to erosion or man made activities.

                  Dig Safe - BecoCom will maintain membership and take appropriate/prudent measures to ensure digging activity does not jeopardize the cable

         2.       Plant Inspections

                  2.1      BecoCom will provide a visual  inspection [**]:

                           (a)      aerial cable

                           (b)      utility poles

                           (c)      transmission towers

                  2.2 Routes will have routine maintenance to clear trees and brush from right-of-way.

                  2.3 Preventive Maintenance Program to include [**] including, but not limited to, [**]. This would also include [**].

         3.       BecoCom Maintenance Plan will include at a minimum

                  3.1.     [**].

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                  3.2.     [**].

                  3.2      Any equipment [**].

                  3.3      Test equipment [**].

                  3.4      Sufficient quantities of [**].

                  3.5      [**] necessary to provide [**]

   4. Materials Available at a Central Location. The list below only serves as a reference and is not all inclusive:

                  4.1      [**].

                  4.2      [**]. (If applicable)

                  4.3      [**]. (If applicable)

                  4.4      [**]. (If applicable)

   5. Training. The training listed below only serves as a reference and is not all inclusive:

                  5.1 [**] as required, for the particular type of cable installation.

                  5.2 [**] at the discretion of BecoCom, as necessary, [**]. FiveCom will be kept apprised of the current scheduling in advance and may [**].

                  5.3  [**].

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                  5.4 [**]. Contract employees would be required to meet the above standards as well, if they are expected to perform the job function.

                                                                    Exhibit 16.2

                             Request for Relocation

Request No._______________
Date:_____________________

To:      BecoCom, Inc.

In accordance with the terms of the Agreement between BecoCom, Inc. and FiveCom dated July 2, 1998, a request is hereby made for Cable relocation on Structures as indicated on the attachment hereto.

                                     FiveCom, Inc.

                                     By:
                                        ----------------------------------------

                                     Title:
                                           -------------------------------------

Such of the Structures indicated on the attached hereto can be made available for Cable attachment thereto subject to FiveCom's acceptance of necessary changes and rearrangement at an estimated cost to FiveCom of $ , which, unless otherwise provided for in the attached, FiveCom agrees to pay to BecoCom half of such costs upon acceptance of this Request for Relocation, and the remaining half upon completion of the relocation by BecoCom.


BecoCom, Inc.
By:
   ------------------------
Title:
      ---------------------

The above changes and rearrangements are accepted.
FiveCom, Inc.
By:
    -----------------------
Title:
       --------------------

                                                                    Exhibit 22.3

                                  Contact List


1. Each party agrees to provide a current contact list to the other, upon request.



                  BecoCom:
                  800-952-7497


                  FIVECOM:
                  800-891-5080


2.       FiveCom Contact for Emergency Repairs

         For demand/emergency activity, contact FiveCom's "Transmission Control Center" at 1-800-891-5080 . Address is:

         FiveCom, Inc.
         391 Totten Pond Road
         Suite 401
         Waltham, MA, 02154


3.       FiveCom Contact for Scheduled Maintenance

         Service affecting work should be scheduled through FiveCom's "Scheduled Event Management Center" at 1-800-891-5080. The fax number is 1-781-890-8404.